Business Combination	9 Months Ended
Jun. 30, 2026
Disclosure of detailed information about business combination [abstract]
Business combination

6. BUSINESS COMBINATION

On October 23, 2025, Birkenstock International Asia GmbH completed the acquisition of Birkenstock Australia Pty. Ltd. ("Birkenstock Australia"), the Company's long-standing distributor in Australia. Birkenstock International Asia GmbH acquired 100% of the shares of Birkenstock Australia. This acquisition was made to invest in the Australian market and to further unlock growth potential in the APAC region. The acquisition is accounted for as a business combination using the acquisition method. Birkenstock Australia contributed sales of €37.9 million and income of €23.4 million since the acquisition date of October 23, 2025. Had Birkenstock Australia been acquired at the beginning of fiscal year 2026, additional sales of €4.3 million and income of €0.3 million would have been recognized during the nine months ended June 30, 2026. The results of Birkenstock Australia are included in the APAC operating segment.

A final purchase price of AUD $24.5 million (€13.8 million) was agreed upon during the three months ended March 31, 2026. On April 22, 2026, the second tranche of AUD $12.5 million (€7.6 million) was paid to the seller and AUD $3.0 million (€1.8 million) was transferred into an escrow account. The escrow amount is expected to be released on April 22, 2027 to the extent it is not utilized.

The purchase price allocation was finalized during the three months ended June 30, 2026. Only minor adjustments to the preliminary fair values of certain working capital items were recorded.

The final fair values of assets acquired and liabilities assumed in the acquisition are as follows:

(EUR in thousands)
Assets
Intangible assets (other than goodwill)	689
Property, plant and equipment	577
Right-of-use assets	5,683
Deferred tax assets	535
Other current and non-current assets	704
Inventories	39,501
Trade and other receivables	4,862
Cash and cash equivalents	2,715
Total assets	55,266
Liabilities
Lease liabilities	(5,656)
Provisions	(27)
Deferred tax liabilities	(207)
Trade and other payables	(88)
Accrued liabilities	(751)
Contract liabilities	(331)
Current tax liabilities	(897)
Other current liabilities	(53)
Total liabilities	(8,010)

Total identifiable net assets at fair value	47,256

Gain on bargain purchase	12,291
Total consideration	34,965

Cash consideration payable to Sellers	13,763
Settlement of Accounts receivables from Birkenstock Australia	21,202
Total consideration	34,965

As part of the acquisition, €21.2 million of pre-existing trade payables owed by Birkenstock Australia to the Company were identified, which relate to inventory purchases made prior to the acquisition. This amount was recognized by the Company as Accounts receivables. In accordance with IFRS 3, this arrangement constitutes a pre-existing relationship that is effectively settled upon acquisition as the amounts are eliminated upon consolidation. This settlement is accounted for separately from the acquisition with no gain or loss recognized as the carrying value of the receivables substantially represented their fair value.

Consistent with the Company's accounting policies, the €12.3 million gain on bargain purchase has been recognized as "Other income, net" during the nine months ended June 30, 2026. The gain on bargain purchase arose primarily as the seller was motivated to exit the business in connection with retirement with a focus on ensuring seamless succession and continuity of the exclusively affiliated distribution operations in Australia.

As of June 30, 2026, the Company incurred €0.4 million of acquisition-related costs. €0.2 million was incurred and recognized as "General and administrative expenses" during the nine months ended June 30, 2026, with the remainder recognized during the year ended September 30, 2025.